SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report: September 15, 2007

PROJECT DEVELOPMENT PACIFIC, INC.
(Exact Name of Registrant as Specified in its Charter)
Nevada	333-138332	20-0936313
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9815 Cawley Street, Chiliwack, BC Canada V2P 4K8
(Address of principal executive offices)

Registrant's telephone number, including area code: (604) 702-5605
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 15, 2007, Alan Wilson, resigned his position as a member of the Board of Directors and its audit committee. There were no disagreements between Mr. Wilson and the Company on any matter relating to the registrant's operations, policies or practices. A copy of the disclosures made herein has been provided to Mr. Wilson as of the date of this filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                                                                                        PROJECT DEVELOPMENT PACIFIC, INC.

September 20, 2007                                                                                                                                    /s/ Darryl Mills
Date                                                                                                                                                               Darryl Mills, President